SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300

+1 212 839 5599 FAX

AMERICA • ASIA PACIFIC • EUROPE

May 2, 2025

Victory Portfolios IV

c/o Victory Capital Management Inc. 4900 Tiedeman Road

Brooklyn, OH 44144

Pioneer High Yield Fund Pioneer Series Trust IV Pioneer Series Trust VI Pioneer Series Trust VIII c/o Amundi US

60 State Street Boston, MA 02109

Ladies and Gentlemen:

This opinion is rendered to you pursuant to Paragraph 8.8 of that certain Agreement and Plan of Reorganization, dated as of December 30, 2024 (the “Agreement”), by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquiring Fund”), and each of Pioneer High Yield Fund, Pioneer Series Trust IV, Pioneer Series Trust VI and Pioneer Series Trust VIII, each a Delaware statutory trust (each, an “Acquired Trust” and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquired Fund”), Victory Capital Management Inc. and Amundi Asset Management US, Inc., along with other parties and on behalf of other series. This opinion only pertains to the Acquiring Funds and the Acquired Funds set forth on Schedule A of this opinion.

We have acted as counsel to the Acquiring Trust in connection with (i) the acquisition of all of the assets of each Acquired Fund by the applicable Acquiring Fund other than certain securities owned by the applicable Acquired Fund that may be restricted as to transfer due to sanctions imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) (“Acquired Assets”) in exchange solely for the assumption by the applicable Acquiring Fund of liabilities of the corresponding Acquired Fund and newly-issued shares of the applicable Acquiring Fund (including fractional shares) (“Acquiring Fund Shares”) and (ii) the distribution of the applicable Acquiring Fund Shares to the shareholders of the applicable Acquired Fund (other than the corresponding Acquiring Fund, which will be a shareholder in the applicable Acquired Fund at that time) and the applicable Acquired Fund shall elect to be disregarded as separate from the corresponding Acquiring Fund for U.S. federal income tax purposes by filing an IRS Form

1

Victory Portfolios IV

Pioneer High Yield Fund

Pioneer Series Trust IV

Pioneer Series Trust VI

Pioneer Series Trust VIII

8832 effective one day after the closing date, all upon the terms and conditions set forth in the Agreement (all the foregoing transactions being referred to herein collectively as a “Reorganization”). This opinion is being delivered pursuant to Section 8.8 of the Agreement, and this opinion pertains to each Acquired Fund and the corresponding Acquiring Fund listed on Schedule A of this opinion.

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this opinion. The opinions expressed in this letter are based upon representations made in letters from each of the Acquired Trusts and the Acquiring Trust on behalf of the Acquired Funds and the Acquiring Funds, respectively, addressed to us for our use in rendering this opinion (the “Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this opinion.

Based upon the foregoing, we are of the opinion for U.S. federal income tax purposes that with respect to each Reorganization:

1.The steps of the Reorganization, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund;

2

Victory Portfolios IV

Pioneer High Yield Fund

Pioneer Series Trust IV

Pioneer Series Trust VI

Pioneer Series Trust VIII

3.No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (other than the corresponding Acquiring Fund) ;

4.No gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund Shares pursuant to the Reorganization;

5.The aggregate tax basis of Acquiring Fund Shares received by shareholders of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

6.The holding period of the Acquiring Fund Shares to be received by shareholders of the Acquired Fund pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

7.The tax basis of the Acquired Assets acquired by each Acquiring Fund will be the same as the tax basis of such Acquired Assets to the corresponding Acquired Fund immediately before the Reorganization; and

8.The holding period of the Acquired Assets in the hands of the Acquiring Fund will include the period during which those Acquired Assets were held by the corresponding Acquired Fund.

This opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate to any material extent or if any of such covenants or obligations are not satisfied in all material respects.

This opinion is being delivered solely to the addressees in connection with the matters described above and may not be quoted to or relied upon by, nor may this opinion or copies hereof be delivered to, any other person, nor may this opinion be used for any other purpose, without our prior written consent.

Sincerely yours,

/s/ Sidley Austin LLP

3

SCHEDULE A

Acquiring Fund, each a series of Victory
Acquired Fund	Portfolios IV
Pioneer Equity Premium Income Fund, a series	Victory Pioneer Equity Premium Income Fund
of Pioneer Series Trust VI
Pioneer High Yield Fund, a series of Pioneer	Victory Pioneer High Yield Fund
High Yield Fund
Pioneer International Equity Fund, a series of	Victory Pioneer International Equity Fund
Pioneer Series Trust VIII
Pioneer Multi-Asset Income Fund, a series of	Victory Pioneer Multi-Asset Income Fund
Pioneer Series Trust IV

4

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300

+1 212 839 5599 FAX

AMERICA • ASIA PACIFIC • EUROPE

April 1, 2025

Victory Portfolios IV

c/o Victory Capital Management Inc. 4900 Tiedeman Road

Brooklyn, OH 44144

Pioneer Series Trust V Pioneer Series Trust XIV c/o Amundi US

60 State Street Boston, MA 02109

Ladies and Gentlemen:

This opinion is rendered to you pursuant to Paragraph 8.8 of that certain Agreement and Plan of Reorganization, dated as of December 30, 2024 (the “Agreement”), by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquiring Fund”), and each of Pioneer Series Trust V and Pioneer Series Trust XIV, each a Delaware statutory trust (each, an “Acquired Trust” and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquired Fund”), Victory Capital Management Inc. and Amundi Asset Management US, Inc., along with other parties and on behalf of other series. This opinion only pertains to the Acquiring Funds and the Acquired Funds set forth on Schedule A of this opinion.

We have acted as counsel to the Acquiring Trust in connection with (i) the acquisition of all of the assets of each Acquired Fund by the applicable Acquiring Fund other than certain securities owned by the applicable Acquired Fund that may be restricted as to transfer due to sanctions imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control (OFAC) (“Acquired Assets”) in exchange solely for the assumption by the applicable Acquiring Fund of liabilities of the corresponding Acquired Fund and newly-issued shares of the applicable Acquiring Fund (including fractional shares) (“Acquiring Fund Shares”) and (ii) the distribution of the applicable Acquiring Fund Shares to the shareholders of the applicable Acquired Fund (other than the corresponding Acquiring Fund, which will be a shareholder in the applicable Acquired Fund at that time) and the applicable Acquired Fund shall elect to be disregarded as separate from the corresponding Acquiring Fund for U.S. federal income tax purposes by filing an IRS Form 8832 effective one day after the closing date, all upon the terms and conditions set forth in the Agreement (all the foregoing transactions being referred to herein collectively as a “Reorganization”). This opinion is being delivered pursuant to Section 8.8 of the Agreement,

1

Pioneer Series Trust V

Pioneer Series Trust XIV

and this opinion pertains to each Acquired Fund and the corresponding Acquiring Fund listed on Schedule A of this opinion.

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this opinion. The opinions expressed in this letter are based upon representations made in letters from each of the Acquired Trusts and the Acquiring Trust on behalf of the Acquired Funds and the Acquiring Funds, respectively, addressed to us for our use in rendering this opinion (the “Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this opinion.

Based upon the foregoing, we are of the opinion for U.S. federal income tax purposes that with respect to each Reorganization:

1.The steps of the Reorganization, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund;

3.No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund (other than the corresponding Acquiring Fund) ;

2

Pioneer Series Trust V

Pioneer Series Trust XIV

4.No gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund Shares pursuant to the Reorganization;

5.The aggregate tax basis of Acquiring Fund Shares received by shareholders of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

6.The holding period of the Acquiring Fund Shares to be received by shareholders of the Acquired Fund pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

7.The tax basis of the Acquired Assets acquired by each Acquiring Fund will be the same as the tax basis of such Acquired Assets to the corresponding Acquired Fund immediately before the Reorganization; and

8.The holding period of the Acquired Assets in the hands of the Acquiring Fund will include the period during which those Acquired Assets were held by the corresponding Acquired Fund.

This opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate to any material extent or if any of such covenants or obligations are not satisfied in all material respects.

This opinion is being delivered solely to the addressees in connection with the matters described above and may not be quoted to or relied upon by, nor may this opinion or copies hereof be delivered to, any other person, nor may this opinion be used for any other purpose, without our prior written consent.

Sincerely yours,

/s/ Sidley Austin LLP

3

SCHEDULE A
Acquiring Fund, each a series of Victory
Acquired Fund	Portfolios IV
Pioneer Global Sustainable Equity Fund, a	Victory Pioneer Global Equity Fund
series of Pioneer Series Trust V
Pioneer Global Sustainable Value Fund, a	Victory Pioneer Global Value Fund
series of Pioneer Series Trust XIV
Pioneer Strategic Income Fund, a series of	Victory Pioneer Strategic Income Fund
Pioneer Series Trust XIV

4

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300

+1 212 839 5599 FAX

AMERICA • ASIA PACIFIC • EUROPE

May 2, 2025

Victory Portfolios IV

c/o Victory Capital Management Inc. 4900 Tiedeman Road

Brooklyn, OH 44144

Pioneer Series Trust II Pioneer Series Trust IV Pioneer Series Trust V Pioneer Series Trust VI Pioneer Series Trust VII Pioneer Series Trust X c/o Amundi US

60 State Street Boston, MA 02109

Ladies and Gentlemen:

This opinion is rendered to you pursuant to Paragraph 8.8 of that certain Agreement and Plan of Reorganization, dated as of December 30, 2024 (the “Agreement”), by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquiring Fund”), and each of Pioneer Series Trust II, Pioneer Series Trust IV, Pioneer Series Trust V, Pioneer Series Trust VI, Pioneer Series Trust VII and Pioneer Series Trust X, each a Delaware statutory trust (each, an “Acquired Trust” and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquired Fund”), Victory Capital Management Inc. and Amundi Asset Management US, Inc., along with other parties and on behalf of other series. This opinion only pertains to the Acquiring Funds and the Acquired Funds set forth on Schedule A of this opinion.

We have acted as counsel to the Acquiring Trust in connection with (i) the acquisition of all of the assets of each Acquired Fund by the applicable Acquiring Fund in exchange solely for the assumption by the applicable Acquiring Fund of liabilities of the corresponding Acquired Fund and newly-issued shares of the applicable Acquiring Fund (including fractional shares) (“Acquiring Fund Shares”) and (ii) the distribution of the applicable Acquiring Fund Shares to the shareholders of the applicable Acquired Fund and the termination, dissolution and complete liquidation of the applicable Acquired Fund, all upon the terms and conditions set forth in the Agreement (all the foregoing transactions being referred to herein collectively as a “Reorganization”). This opinion is being delivered pursuant to Section 8.8 of

1

Victory Portfolios IV

Pioneer Series Trust II

Pioneer Series Trust IV

Pioneer Series Trust V

Pioneer Series Trust VI

Pioneer Series Trust VII

Pioneer Series Trust X

the Agreement, and this opinion pertains to each Acquired Fund and the corresponding Acquiring Fund listed on Schedule A of this opinion.

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this opinion. The opinions expressed in this letter are based upon representations made in letters from each of the Acquired Trusts and the Acquiring Trust on behalf of the Acquired Funds and the Acquiring Funds, respectively, addressed to us for our use in rendering this opinion (the “Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this opinion.

Based upon the foregoing, we are of the opinion for U.S. federal income tax purposes that with respect to each Reorganization:

1.The transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the corresponding Acquiring Fund Shares (including fractional shares) and the assumption by the corresponding Acquiring Fund of liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund

2

Victory Portfolios IV

Pioneer Series Trust II

Pioneer Series Trust IV

Pioneer Series Trust V

Pioneer Series Trust VI

Pioneer Series Trust VII

Pioneer Series Trust X

Shares and the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund;

3.No gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund followed by the complete dissolution, liquidation and termination of the Acquired Fund;

4.No gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund Shares pursuant to the Reorganization;

5.The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

6.The holding period of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

7.The tax basis of the Assets acquired by each Acquiring Fund will be the same as the tax basis of such Assets to the corresponding Acquired Fund immediately before the Reorganization; and

8.The holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the corresponding Acquired Fund.

This opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate to any material extent or if any of such covenants or obligations are not satisfied in all material respects.

This opinion is being delivered solely to the addressees in connection with the matters described above and may not be quoted to or relied upon by, nor may this opinion or copies hereof be delivered to, any other person, nor may this opinion be used for any other purpose, without our prior written consent.

3

Victory Portfolios IV

Pioneer Series Trust II

Pioneer Series Trust IV

Pioneer Series Trust V

Pioneer Series Trust VI

Pioneer Series Trust VII

Pioneer Series Trust X

Sincerely yours,

/s/ Sidley Austin LLP

4

SCHEDULE A

Acquiring Fund, each a series of Victory
Acquired Fund	Portfolios IV
Pioneer AMT-Free Municipal Fund, a series of	Victory Pioneer AMT-Free Municipal Fund
Pioneer Series Trust II
Pioneer CAT Bond Fund, a series of Pioneer	Victory Pioneer CAT Bond Fund
Series Trust VII
Pioneer Fundamental Growth Fund, a series of	Victory Pioneer Fundamental Growth Fund
Pioneer Series Trust X
Pioneer High Income Municipal Fund, a series	Victory Pioneer High Income Municipal Fund
of Pioneer Series Trust V
Pioneer Securitized Income Fund, a series of	Victory Pioneer Securitized Income Fund
Pioneer Series Trust IV
Pioneer Floating Rate Fund, a series of Pioneer	Victory Pioneer Floating Rate Fund
Series Trust VI

5

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300

+1 212 839 5599 FAX

AMERICA • ASIA PACIFIC • EUROPE

June 6, 2025

Victory Portfolios IV

c/o Victory Capital Management Inc. 4900 Tiedeman Road

Brooklyn, OH 44144

Pioneer Series Trust III Pioneer Series Trust X Pioneer Bond Fund c/o Amundi US

60 State Street Boston, MA 02109

Ladies and Gentlemen:

This opinion is rendered to you pursuant to Paragraph 8.8 of that certain Agreement and Plan of Reorganization, dated as of December 30, 2024 (the “Agreement”), by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquiring Fund”), and each of Pioneer Series Trust III, Pioneer Series Trust X and Pioneer Bond Fund, each a Delaware statutory trust (each, an “Acquired Trust” and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquired Fund”), Victory Capital Management Inc. and Amundi Asset Management US, Inc., along with other parties and on behalf of other series. This opinion only pertains to the Acquiring Funds and the Acquired Funds set forth on Schedule A of this opinion.

We have acted as counsel to the Acquiring Trust in connection with (i) the acquisition of all of the assets of each Acquired Fund by the applicable Acquiring Fund in exchange solely for the assumption by the applicable Acquiring Fund of liabilities of the corresponding Acquired Fund and newly-issued shares of the applicable Acquiring Fund (including fractional shares) (“Acquiring Fund Shares”) and (ii) the distribution of the applicable Acquiring Fund Shares to the shareholders of the applicable Acquired Fund and the termination, dissolution and complete liquidation of the applicable Acquired Fund, all upon the terms and conditions set forth in the Agreement (all the foregoing transactions being referred to herein collectively as a “Reorganization”). This opinion is being delivered pursuant to Section 8.8 of the Agreement, and this opinion pertains to each Acquired Fund and the corresponding Acquiring Fund listed on Schedule A of this opinion.

1

Victory Portfolios IV

Pioneer Series Trust III

Pioneer Series Trust X

Pioneer Bond Fund

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this opinion. The opinions expressed in this letter are based upon representations made in letters from each of the Acquired Trusts and the Acquiring Trust on behalf of the Acquired Funds and the Acquiring Funds, respectively, addressed to us for our use in rendering this opinion (the “Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this opinion.

Based upon the foregoing, we are of the opinion for U.S. federal income tax purposes that with respect to each Reorganization:

1.The transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the corresponding Acquiring Fund Shares (including fractional shares) and the assumption by the corresponding Acquiring Fund of liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund;

3.No gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for

2

Victory Portfolios IV

Pioneer Series Trust III

Pioneer Series Trust X

Pioneer Bond Fund

the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund followed by the complete dissolution, liquidation and termination of the Acquired Fund;

4.No gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund Shares pursuant to the Reorganization;

5.The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

6.The holding period of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund pursuant to the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

7.The tax basis of the Assets acquired by each Acquiring Fund will be the same as the tax basis of such Assets to the corresponding Acquired Fund immediately before the Reorganization; and

8.The holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the corresponding Acquired Fund.

This opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate to any material extent or if any of such covenants or obligations are not satisfied in all material respects.

This opinion is being delivered solely to the addressees in connection with the matters described above and may not be quoted to or relied upon by, nor may this opinion or copies hereof be delivered to, any other person, nor may this opinion be used for any other purpose, without our prior written consent.

Sincerely yours,

/s/ Sidley Austin LLP

3

SCHEDULE A

Acquiring Fund, each a series of Victory
Acquired Fund	Portfolios IV
Pioneer Bond Fund, a series of Pioneer Bond	Victory Pioneer Bond Fund
Fund
Pioneer Active Credit Fund, a series of Pioneer	Victory Pioneer Active Credit Fund
Series Trust X
Pioneer Disciplined Value Fund, a series of	Victory Pioneer Disciplined Value Fund
Pioneer Series Trust III

4

SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 +1 212 839 5300

+1 212 839 5599 FAX

AMERICA • ASIA PACIFIC • EUROPE

April 1, 2025

Victory Portfolios IV

c/o Victory Capital Management Inc. 4900 Tiedeman Road

Brooklyn, OH 44144

Pioneer Asset Allocation Trust Pioneer Equity Income Fund Pioneer Fund

Pioneer Mid Cap Value Fund Pioneer Money Market Trust Pioneer Series Trust II Pioneer Series Trust IV Pioneer Series Trust X Pioneer Series Trust XI Pioneer Series Trust XII Pioneer Series Trust XIV Pioneer Short Term Income Fund c/o Amundi US

60 State Street Boston, MA 02109

Ladies and Gentlemen:

This opinion is rendered to you pursuant to Paragraph 8.8 of that certain Agreement and Plan of Reorganization, dated as of December 30, 2024 (the “Agreement”), by and among Victory Portfolios IV, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquiring Fund”), and each of Pioneer Asset Allocation Trust, Pioneer Equity Income Fund, Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Money Market Trust, Pioneer Series Trust II, Pioneer Series Trust IV, Pioneer Series Trust X, Pioneer Series Trust XI, Pioneer Series Trust XII, Pioneer Series Trust XIV and Pioneer Short Term Income Fund, each a Delaware statutory trust (each, an “Acquired Trust” and together, the “Acquired Trusts”), on behalf of each series set forth on Schedule A of this opinion (each, an “Acquired Fund”), Victory Capital Management Inc. and Amundi Asset Management US, Inc., along with other parties and on behalf of other series. This opinion only pertains to the Acquiring Funds and the Acquired Funds set forth on Schedule A of this opinion.

1

Victory Portfolios IV

Pioneer Asset Allocation Trust

Pioneer Equity Income Fund

Pioneer Fund

Pioneer Mid Cap Value Fund

Pioneer Money Market Trust

Pioneer Series Trust II

Pioneer Series Trust IV

Pioneer Series Trust X

Pioneer Series Trust XI

Pioneer Series Trust XII

Pioneer Series Trust XIV

Pioneer Short Term Income Fund

We have acted as counsel to the Acquiring Trust in connection with (i) the acquisition of all of the assets of each Acquired Fund by the applicable Acquiring Fund in exchange solely for the assumption by the applicable Acquiring Fund of liabilities of the corresponding Acquired Fund and newly-issued shares of the applicable Acquiring Fund (including fractional shares) (“Acquiring Fund Shares”) and (ii) the distribution of the applicable Acquiring Fund Shares to the shareholders of the applicable Acquired Fund and the termination, dissolution and complete liquidation of the applicable Acquired Fund, all upon the terms and conditions set forth in the Agreement (all the foregoing transactions being referred to herein collectively as a “Reorganization”). This opinion is being delivered pursuant to Section 8.8 of the Agreement, and this opinion pertains to each Acquired Fund and the corresponding Acquiring Fund listed on Schedule A of this opinion.

We have reviewed such documents and materials as we have considered necessary for the purpose of rendering this opinion. In rendering this opinion, we have assumed that such documents as yet unexecuted will, when executed, conform in all material respects to the proposed forms of such documents that we have examined. In addition, we have assumed the genuineness of all signatures, the capacity of each party executing a document to so execute that document, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

We have made inquiry as to the underlying facts that we considered to be relevant to the conclusions set forth in this opinion. The opinions expressed in this letter are based upon representations made in letters from each of the Acquired Trusts and the Acquiring Trust on behalf of the Acquired Funds and the Acquiring Funds, respectively, addressed to us for our use in rendering this opinion (the “Tax Representation Letters”). We have no reason to believe that these representations and facts are not valid, but we have not attempted to verify independently any of these representations and facts, and this opinion is based upon the assumption that each of them is accurate.

The conclusions expressed herein are based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, published rulings and procedures of the Internal Revenue Service and judicial decisions, all as in effect on the date of this opinion.

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Victory Portfolios IV

Pioneer Asset Allocation Trust

Pioneer Equity Income Fund

Pioneer Fund

Pioneer Mid Cap Value Fund

Pioneer Money Market Trust

Pioneer Series Trust II

Pioneer Series Trust IV

Pioneer Series Trust X

Pioneer Series Trust XI

Pioneer Series Trust XII

Pioneer Series Trust XIV

Pioneer Short Term Income Fund

Based upon the foregoing, we are of the opinion for U.S. federal income tax purposes that with respect to each Reorganization:

1.The transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the corresponding Acquiring Fund Shares (including fractional shares) and the assumption by the corresponding Acquiring Fund of liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund;

3.No gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund followed by the complete dissolution, liquidation and termination of the Acquired Fund;

4.No gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of Acquiring Fund Shares pursuant to the Reorganization;

5.The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

6.The holding period of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund pursuant to the Reorganization will include the period during

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Victory Portfolios IV

Pioneer Asset Allocation Trust

Pioneer Equity Income Fund

Pioneer Fund

Pioneer Mid Cap Value Fund

Pioneer Money Market Trust

Pioneer Series Trust II

Pioneer Series Trust IV

Pioneer Series Trust X

Pioneer Series Trust XI

Pioneer Series Trust XII

Pioneer Series Trust XIV

Pioneer Short Term Income Fund

which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

7.The tax basis of the Assets acquired by each Acquiring Fund will be the same as the tax basis of such Assets to the corresponding Acquired Fund immediately before the Reorganization; and

8.The holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the corresponding Acquired Fund.

This opinion is based upon the accuracy of the certifications, representations and warranties and satisfaction of the covenants and obligations contained in the Agreement, the Tax Representation Letters and in the various other documents related thereto. Our opinion may not be relied upon if any of such certifications, representations or warranties are not accurate to any material extent or if any of such covenants or obligations are not satisfied in all material respects.

This opinion is being delivered solely to the addressees in connection with the matters described above and may not be quoted to or relied upon by, nor may this opinion or copies hereof be delivered to, any other person, nor may this opinion be used for any other purpose, without our prior written consent.

Sincerely yours,

/s/ Sidley Austin LLP

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SCHEDULE A

Acquiring Fund, each a series of Victory
Acquired Fund	Portfolios IV
Pioneer Balanced ESG Fund, a series of	Victory Pioneer Balanced Fund
Pioneer Series Trust IV
Pioneer Core Equity Fund, a series of Pioneer	Victory Pioneer Core Equity Fund
Series Trust XI
Pioneer Disciplined Growth Fund, a series of	Victory Pioneer Disciplined Growth Fund
Pioneer Series Trust XII
Pioneer Equity Income Fund, a series of	Victory Pioneer Equity Income Fund
Pioneer Equity Income Fund
Pioneer Fund, a series of Pioneer Fund	Victory Pioneer Fund
Pioneer Global Sustainable Growth Fund, a	Victory Pioneer Global Growth Fund
series of Pioneer Series Trust XIV
Pioneer Intrinsic Value Fund, a series of	Victory Pioneer Intrinsic Value Fund
Pioneer Series Trust XIV
Pioneer Mid Cap Value Fund, a series of	Victory Pioneer Mid Cap Value Fund
Pioneer Mid Cap Value Fund
Pioneer Multi-Asset Ultrashort Income Fund, a	Victory Pioneer Multi-Asset Ultrashort Income
series of Pioneer Series Trust X	Fund
Pioneer Select Mid Cap Growth Fund, a series	Victory Pioneer Select Mid Cap Growth Fund
of Pioneer Series Trust II
Pioneer Short Term Income Fund, a series of	Victory Pioneer Short Term Income Fund
Pioneer Short Term Income Fund
Pioneer Solutions - Balanced Fund, a series of	Victory Pioneer Solutions - Balanced Fund
Pioneer Asset Allocation Trust
Pioneer U.S. Government Money Market	Victory Pioneer U.S. Government Money
Fund, a series of Pioneer Money Market Trust	Market Fund

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